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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2000


                             SEMOTUS SOLUTIONS, INC.

              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                         0-21069               36-3574355
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


        1735 Technology Drive, Suite 790, San Jose, California      95110
     ------------------------------------------------------------------------
      (Address of Principal Executive Offices)                    (Zip Code)


                                 (408) 367-1700
               --------------------------------------------------
              (Registrant's Telephone Number, including area code)


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     ITEM 5. Other Events.

     On February 15, 2002, the Registrant and the other parties to the Stock Purchase Agreement dated January 18, 2002 (the "Agreement") entered into an Agreement to Amend and Reform that Agreement and cancel ab initio the Warrant to
                                                        ---------
purchase 150,000 shares of Registrant's common stock dated January 18, 2002.

     ITEM 7. Financial Statements and Exhibits.

          (c)  The following exhibits are filed with this report:


          Exhibit Number  Description
          --------------  -----------
          2.1 Agreement to Amend the Stock Purchase Agreement and Terminate the Warrant by and among Application Design Associates, Inc., Semotus Solutions, Inc. and 2007978 Ontario, Inc. dated February 15, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Re0port to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          SEMOTUS SOLUTIONS, INC.

     Date:   February 28, 2002            By:  /s/ Anthony N. LaPine
                                          Anthony N. LaPine,
                                          President and Chief Executive Officer